                                                                 EXHIBIT 24-A

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including related prospectuses (all effectively referred to as the "Registration Statement") for the registration of guaranties by the Company (the "Guaranties"), in conjunction with a registration by U S WEST Capital Funding, Inc. ("Capital Funding") and/or
U S WEST Financing I, II or III ("Financing"), to increase the size of any such offering in a manner consistent with Rule 462(b) under the Securities Act of 1933, as amended; and

     WHEREAS, each of the undersigned is a Director of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as an Officer or Director of the Company, to execute and file such Registration Statements, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21st day of October, 1996.

/s/ REMEDIOS DIAZ-OLIVER               /s/ RICHARD D. McCORMICK
---------------------------------      ---------------------------------
Remedios Diaz-Oliver                   Richard D. McCormick

/s/ GRANT A. DOVE                      /s/ MARILYN C. NELSON
---------------------------------      ---------------------------------
Grant A. Dove                          Marilyn C. Nelson

/s/ ALLAN D. GILMOUR                   /s/ FRANK POPOFF
---------------------------------      ---------------------------------
Allan D. Gilmour                       Frank Popoff

/s/ PIERSON M. GRIEVE                  /s/ JERRY O. WILLIAMS
---------------------------------      ---------------------------------
Pierson M. Grieve                      Jerry O. Williams

/s/ ALLEN F. JACOBSEN
---------------------------------
Allen F. Jacobsen

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including related prospectuses (all effectively referred to as the "Registration Statement") for the registration of guaranties by the Company (the "Guaranties"), in conjunction with a registration by U S WEST Capital Funding, Inc. ("Capital Funding") and/or
U S WEST Financing I, II and III ("Financing"), to increase the size of any such offering in a manner consistent with Rule 462(b) under the Securities Act of 1933, as amended; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statements, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21st day of October, 1996.

                                       /s/ RICHARD D. McCORMICK
                                       ---------------------------------
                                       Richard D. McCormick
                                       Chairman of the Board, Chief
                                       Executive Officer and President


                                       /s/ MICHAEL P. GLINSKY
                                       ---------------------------------
                                       Michael P. Glinsky
                                       Executive Vice President and
                                       Chief Financial Officer

                                POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, U S WEST Capital Funding, Inc., a Colorado corporation
(hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including related prospectuses (all effectively referred to as the "Registration Statement") for the registration by the Company of subordinated debt securities, in conjunction with a registration by the Company and/or U S WEST Financing I, II or III ("Financing"), to increase the size of any such offering in a manner consistent with Rule 462(b) under the Securities Act of 1933, as amended; and

    WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

    NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statements, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21st day of October, 1996.


                                     /s/ JAMES T. ANDERSON
                                     ______________________________
                                     James T. Anderson
                                     President and Director


                                     /s/ MICHAEL P. GLINSKY
                                     ______________________________
                                     Michael P. Glinsky
                                     Director

                     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST Capital Funding, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including related prospectuses (all effectively referred to as the "Registration Statement") for the registration by the Company of subordinated debt securities, in conjunction with a registration by U S WEST Financing I, II or III ("Financing"), to increase the size of any such offering in a manner consistent with Rule 462(b) under the Securities Act of 1933, as amended; and

     WHEREAS, each of the undersigned is an Officer of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES
T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statements, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21st day of October, 1996.

                              /S/ JAMES R. TAUCHER
                              -------------------------
                              James R. Taucher
                              Vice President and Controller


                              /S/ RAHN K. PORTER
                              -------------------------
                              Rahn K. Porter
                              Vice President and Treasurer